SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   August 22, 2011

Universal Display Corporation
(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-12031 (Commission File Number)	23-2372688 (I.R.S. Employer Identification No.)

375 Phillips Boulevard
Ewing, NJ	08618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (609) 671-0980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Registrant is filing this Amendment No. 1 to its Current Report on Form 8-K originally filed on August 26, 2011 (the “August 26 8-K”) solely to include revised versions of Exhibits 99.1 and 99.2 to the August 26 8-K.  These exhibits are being refiled solely to alter the portions of these exhibits as to which confidential treatment is being requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

There are no changes to the other information provided by the Registrant in the August 26 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Exhibit Title
99.1+	OLED Patent License Agreement, by and between the Registrant and SMD, entered into and effective as of August 22, 2011.
99.2+	Supplemental OLED Material Purchase Agreement, by and between the Registrant and SMD, entered into and effective as of August 22, 2011.
___________________
+           Confidential treatment has been requested for certain portions of this exhibit pursuant to Rule 24b-2 under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL DISPLAY CORPORATION

By:	/s/ Sidney D. Rosenblatt
Sidney D. Rosenblatt
Executive Vice President, Chief Financial
Officer, Treasurer and Secretary

Dated: December 19, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1+	OLED Patent License Agreement, by and between the Registrant and SMD, entered into and effective as of August 22, 2011.
99.2+	Supplemental OLED Material Purchase Agreement, by and between the Registrant and SMD, entered into and effective as of August 22, 2011.
___________________
+           Confidential treatment has been requested for certain portions of this exhibit pursuant to Rule 24b-2 under the Exchange Act.